Exhibit 10.1

Limited Waiver and

Eighth Amendment to

Loan Agreement

Borrowers:	Xtera Communications, Inc.
Azea Networks, Inc
Neovus, Inc.
Xtera Asia Holdings, LLC

Date:September 30, 2016

This Eighth Amendment to Loan Agreement (this “Amendment”) is entered into between Pacific Western Bank (“Lender”) and, jointly and severally, the borrowers named above (collectively referred to herein as “Borrower”).

The parties hereto agree to amend the Loan and Security Agreement between Borrower and Lender (as successor in interest by merger to Square 1 Bank), dated January 16, 2015 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), and Lender agrees to waive certain Events of Default thereunder, as follows, effective as of the date hereof, unless otherwise indicated below, subject to the terms and conditions set forth below.  Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Loan Agreement.

1.Limited Waiver.  Borrower acknowledges and agrees that it failed to comply with the Minimum Liquidity Covenant set forth in Section 5 of the Schedule as of September 20, 2016 (the “Specified Default”), and that the Specified Default constitutes an Event of Default.

Lender hereby waives the Specified Default.  Such waiver does not constitute any of the following: (i) a waiver of Borrower’s obligation to meet the covenant referenced above at any other date; (ii) a waiver of any other term or provision of any of the Loan Documents; or (iii) an agreement to waive in the future the covenant referenced above, or any other term or provision of any of the Loan Documents.

2.Extension of Maturity Date.  Section 4 of the Schedule, which currently reads as follows:

“4.  MATURITY DATE

(Section 6.1)	October 1, 2016.”

   Pacific Western BankLimited Waiver and Eighth Amendment to Loan Agreement

is hereby amended in its entirety to read:

“4.  MATURITY DATE

(Section 6.1)	November 1, 2016.”

3.New Lender Indebtedness Constitutes Permitted Indebtedness.  In Section 8 of the Loan Agreement, that portion of the definition of “Permitted Indebtedness” which currently reads:

“(xi)Indebtedness arising on or after September 1, 2016, to a group of Persons (the ‘New Lenders’) in an aggregate principal amount not to exceed $1,500,000 (the ‘New Lender Indebtedness’), provided that prior to Borrower incurring any New Lender Indebtedness, Lender and the New Lenders shall have entered into a Subordination Agreement, acknowledged and agreed to by Borrower, containing terms and conditions acceptable to Lender; and

(xii) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness in clauses (ii) through (x) above, provided that the principal amount thereof is not increased and the terms thereof are not modified to impose more burdensome terms upon Borrower, and provided, in the case of Subordinated Debt, that it continues to be Subordinated Debt.”

is hereby amended to read:

“(xi)Indebtedness arising during the month of September 2016, to a group of Persons (the ‘New Lenders’) in an aggregate principal amount equal to $1,200,000 (the ‘September 2016 New Lender Indebtedness’), in connection with which Lender and the September 2016 New Lenders have entered into a Subordination Agreement, acknowledged and agreed to by Borrower (the ‘New Lender Subordination Agreement’);

(xii)  Indebtedness arising on or after October 1, 2016, to the New Lenders (the ‘October 2016 New Lender Indebtedness’), in an aggregate principal amount not to exceed $500,000 (the ‘October 2016 New Lender Indebtedness Limit’), provided, however, that: (A) prior to Borrower incurring any October 2016 New Lender Indebtedness, Lender and the New Lenders shall have entered into an Amendment to the New Lender Subordination Agreement, acknowledged and agreed to by Borrower, containing terms and conditions acceptable to Lender (the ‘NLSA Amendment’); (B) in the event that, prior to the New Lenders loaning Borrower $200,000 of the October 2016 New Lender Indebtedness Borrower receives proceeds of the Account owed to Borrower by the Defense Information Systems Agency and Padtec S/A (the ‘Designated Accounts’), in the sum of $271,833, then (i) the October 2016 New Lender Indebtedness Limit shall be and become $200,000, and (ii) Borrower shall be entitled to retain such proceeds received; and (C) in the event that, subsequent to the New Lenders loaning Borrower $200,000 of the October 2016 New Lender Indebtedness Borrower receives proceeds of the Designated Accounts, then (i) the October 2016 New Lender Indebtedness Limit shall be and become the amount of the October 2016 New Lender Indebtedness which is outstanding at the time of such receipt, and (ii) Borrower shall be entitled to retain the difference of (x) $500,000, less (y) the

   Pacific Western BankLimited Waiver and Eighth Amendment to Loan Agreement

amount of the October 2016 New Lender Indebtedness which is outstanding at the time of such receipt; and

(xiii) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness in clauses (ii) through (x) above, provided that the principal amount thereof is not increased and the terms thereof are not modified to impose more burdensome terms upon Borrower, and provided, in the case of Subordinated Debt, that it continues to be Subordinated Debt.”

4.Fee. [Intentionally omitted.]

5.Representations True. Borrower represents and warrants to Lender that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct as if made on the date hereof.

6.No Waiver. Nothing herein constitutes a waiver of any default or Event of Default under the Loan Agreement or any other Loan Documents, whether or not known to Lender, except as set forth in Section 1.

7.General Release.  In consideration for Lender entering into this Amendment, Borrower hereby irrevocably releases and forever discharges Lender, and its successors, assigns, agents, shareholders, directors, officers, employees, agents, attorneys, parent corporations, subsidiary corporations, affiliated corporations, affiliates, participants, and each of them, from any and all claims, debts, liabilities, demands, obligations, costs, expenses, actions and causes of action, of every nature and description, known and unknown, which Borrower now has or at any time may hold, by reason of any matter, cause or thing occurred, done, omitted or suffered to be done prior to the date of this Amendment (collectively, the “Released Claims”). Borrower hereby irrevocably waives the benefits of any and all statutes and rules of law to the extent the same provide in substance that a general release does not extend to claims which the creditor does not know or suspect to exist in its favor at the time of executing the release. Borrower represents and warrants that it has not assigned to any other Person any Released Claim, and agrees to indemnify Lender against any and all actions, demands, obligations, causes of action, decrees, awards, claims, liabilities, losses and costs, including but not limited to reasonable attorneys' fees of counsel of Lender’s choice and costs, which Lender may sustain or incur as a result of a breach or purported breach of the foregoing representation and warranty.

8.General Provisions.  Borrower hereby ratifies and confirms the continuing validity, enforceability and effectiveness of the Loan Agreement and all other Loan Documents. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Lender and Borrower, and all other written documents and agreements between Lender and Borrower, set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof.  Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Lender and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.  Without limiting the generality of the foregoing, the provisions of all subsections of Section 9 of the Loan Agreement (titled “General Provisions”), including

   Pacific Western BankLimited Waiver and Eighth Amendment to Loan Agreement

without limitation all provisions relating to governing law, venue, jurisdiction, dispute resolution, and the waiver of the right to a jury trial, shall apply equally to this Amendment, and the same are incorporated herein by this reference.

[Signatures on Following Page]

   Pacific Western BankLimited Waiver and Eighth Amendment to Loan Agreement

Borrower: Xtera Communications, Inc. By: /s/ Joseph R. Chinnici Title: Chief Financial Officer	Borrower: Azea Networks, Inc. By: /s/ Joseph R. Chinnici Title: Chief Financial Officer
Borrower: Neovus, Inc. By: /s/ Joseph R. Chinnici Title: Chief Financial Officer	Borrower: Xtera Asia Holdings, LLC By: /s/ Joseph R. Chinnici Title: Chief Financial Officer
Lender: Pacific Western Bank By: /s/ Victor DeMarco Title: SVP

[Signature Page – Limited Waiver and Eighth Amendment to Loan Agreement]

   Pacific Western BankLimited Waiver and Eighth Amendment to Loan Agreement

CONSENT

The undersigned expressly acknowledges and agrees that: (i) the undersigned’s consent to the foregoing Eighth Amendment to Loan Agreement (the “Eighth Amendment”) is not required, but the undersigned nevertheless does hereby consent to the Eighth Amendment and the NLSA Amendment; (ii) all Indebtedness due and owing from Borrower to the undersigned is subordinated to the October 2016 New Lender Indebtedness upon the same terms and conditions set forth in the Amendment and the New Lender Subordination Agreement, as amended by the NLSA Amendment, with respect to the respective priorities of the Obligations and the October 2016 New Lender Indebtedness; (iii) the subordination by Lender of the Obligations to the October 2016 New Lender Indebtedness as set forth in the Amendment and the New Lender Subordination Agreement, as amended by the NLSA Amendment, does not in any way limit or decrease any recovery by Lender of the Obligations; i.e., the Obligations shall not be reduced by reason of any payments on account of the October 2016 New Lender Indebtedness permitted under the New Lender Subordination Agreement, as amended by the NLSA Amendment.  Capitalized terms used but not defined in this Consent shall have the meanings given to them in the Loan Agreement, as defined in the Amendment.  Nothing herein shall in any way limit any of the terms or provisions of any subordination agreement or other instrument, agreement or document executed by the undersigned in favor of Lender, including without limitation that certain Subordination Agreement dated January 16, 2015, entered into by the undersigned and Square 1 Bank (as predecessor-in-interest by merger to Lender), all of which are hereby ratified and reaffirmed.

HORIZON TECHNOLOGY FINANCE CORPORATION

By:	/s/ Robert D. Pomeroy, Jr.
Robert D. Pomeroy, Jr.
Chief Executive Officer